UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	February 26, 2021

TC PipeLines, LP
(Exact name of registrant as specified in its charter)

Delaware	001-35358	52-2135448
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Louisiana Street, Suite 700
Houston, TX	77002-2761
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(877) 290-2772

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units representing limited partner interests	TCP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On February 26, 2021, TC PipeLines, LP, a Delaware limited partnership (“TC PipeLines”), convened a special meeting of unitholders (the “Special Meeting”), to vote on the proposal identified in the definitive proxy statement dated January 26, 2021, which was first mailed to TC PipeLines unitholders on or about January 28, 2021.

As of the close of business on January 15, 2021, the record date for the Special Meeting, there were 71,306,396 TC PipeLines common units outstanding and entitled to vote at the Special Meeting. A quorum of 55,605,011 common units was represented virtually or by proxy at the Special Meeting. A summary of the voting results for the following proposal, which is described in detail in the definitive proxy statement, is set forth below:

1.	Proposal to approve the Agreement and Plan of Merger, dated as of December 14, 2020, by and among TC PipeLines, TC PipeLines GP, Inc., TC Energy Corporation (“TC Energy”), TransCan Northern Ltd., TransCanada PipeLine USA Ltd., and TCP Merger Sub, LLC, and the transactions contemplated thereby, including the merger (the “Merger Proposal”). The Merger Proposal received the affirmative vote of approximately 70% of the outstanding common units represented at the Special Meeting virtually or by proxy.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
38,857,061	16,701,747	46,203	0

No other business properly came before the Special Meeting.

Item 8.01.	Other Events.

On February 26, 2021, each of TC PipeLines and TC Energy issued a press release announcing the results of the unitholder vote at the Special Meeting. A copy of the TC PipeLines press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)            Exhibits

Exhibit Number	Description
99.1	Press Release, dated February 26, 2021, issued by TC PipeLines, LP.
104	The cover page of this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TC PipeLines, LP
(Registrant)

	By:	TC PipeLines GP, Inc., its general partner
Date: February 26, 2021
	By:	/s/ Jon Dobson
	Name:	Jon Dobson
	Title:	Secretary

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